SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  August 15, 2001



                     McMoRan Exploration Co.

     Delaware               001-07791              72-1424200
 (State or other           (Commission           (IRS Employer
 jurisdiction of           File Number)          Identification
 incorporation or                                    Number)
   organization)

                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000

Item 5. Other Events and Regulation FD Disclosures

McMoRan Exploration Co. updates its exploration activities at its Louisiana State Lease 340 (Mound Point) No. 2 well (Exhibit 99.1)






                            SIGNATURE
                       ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              McMoRan Exploration Co.


                              By:  /s/ C. Donald Whitmire Jr.
                                   ------------------------------
                                       C. Donald Whitmire, Jr.
                                    Vice President & Controller -
                                        Financial Reporting
                                     (authorized signatory and
                                    Principal Accounting Officer)


Date:  August 17, 2001




                     McMoRan Exploration Co.
                          Exhibit Index

Exhibit
Number

99.1      Press Release dated August 15, 2001 "McMoRan
          Exploration Co. Announces Plans To Set Production
          Casing At Louisiana State Lease 340 (Mound Point
          Prospect").